SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Mace Security International, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1000 Crawford Place, Suite 400 Mt. Laurel, New Jersey 08054 (856) 778-2300
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date: November 30, 2005
Time: 10:30 AM, Eastern Time
Location:
Comfort Inn Hotel
6000 Crawford Place
Mt. Laurel, New Jersey 08054
To Mace Security International, Inc. Stockholders:
We invite you to attend our 2005 Annual Meeting of Stockholders. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:
1.	Election of five directors to the Board of Directors for one-year terms. The Board has nominated for election Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal.

2.	Approval and adoption of an amendment to Mace’s Amended and Restated Certificate of Incorporation to decrease the authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.

3.	Ratification of the Audit Committee’s appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2005.
You may vote on these proposals in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares.
Only stockholders of record at the close of business on October 21, 2005 can vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

By Order of the Board of Directors,

Mt. Laurel, New Jersey	Robert M. Kramer
October ___, 2005	Secretary

1000 Crawford Place, Suite 400 Mt. Laurel, New Jersey 08054 (856) 778-2300

PROXY STATEMENT

INTRODUCTION
The Board of Directors is soliciting proxies to be used at the 2005 Annual Meeting of Stockholders of Mace Security International, Inc. (“Mace” or the “Company”) to be held on Wednesday, November 30, 2005 at 10:30 AM, Eastern Time, at the Comfort Inn Hotel, 6000 Crawford Place, Mt. Laurel, New Jersey 08054. Mace will begin mailing this proxy statement and the enclosed form of proxy on or about October 26, 2005 to its stockholders entitled to vote at the Annual Meeting.
The Board of Directors is soliciting your proxy to encourage you to vote on proposals at the Annual Meeting and to obtain your support for the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Annual Meeting, even if you have already returned the proxy card.
About This Proxy Solicitation
This proxy solicitation has two parts: the proxy card and this proxy statement.
The Proxy Card The proxy card permits you to vote by proxy, whether or not you attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting. They will vote your shares of Mace common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy card, they will vote your shares as they deem appropriate.
This Proxy Statement This proxy statement contains important information for you to consider when deciding how to vote on the proposals. Please read it carefully. It is divided into four sections following this Introduction:
     Mace will pay for soliciting these proxies. In addition to use of the mails, Mace’s directors, officers and employees may solicit proxies in person, by telephone, facsimile or by other means, in all cases without additional compensation. Mace will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Mace common stock.

About the Annual Meeting
When And Where Mace will hold the Annual Meeting on Wednesday, November 30, 2005, at 10:30 AM, Eastern Time, at the Comfort Inn Hotel, 6000 Crawford Place, Mt. Laurel, New Jersey 08054.
Record Date The Board has fixed the close of business on October 21, 2005 as the record date for the Annual Meeting. All stockholders of record at that time are entitled to notice of and are entitled to vote in person or by proxy at the Annual Meeting.
Quorum Requirement Mace’s bylaws require that a majority of outstanding shares of Mace common stock must be represented at the Annual Meeting, whether in person or by proxy, constituting a quorum in order to transact business. Abstentions and broker non-votes will be counted in determining whether there is a quorum at the Annual Meeting.
The Proposals Stockholders will vote on the following proposals at the Annual Meeting:
•	election of five directors;

•	amendment of the Mace Amended and Restated Certificate of Incorporation to decrease authorized shares; and

•	ratification of the Audit Committee’s appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2005.
Other Matters There were no stockholder proposals submitted for the Annual Meeting. Neither Mace nor its Board intend to bring any other matters before the Annual Meeting. The Board has no present knowledge that any other matters will be presented by others for action at the Annual Meeting. However, if other matters requiring the vote of the stockholders properly come before the Annual Meeting, which under applicable proxy regulations need not be included in this proxy statement, or which the Board did not know would be presented at least 45 days before this solicitation, the persons named in the enclosed proxy will have discretionary authority to vote the proxies held by them with respect to such matters in accordance with their best judgement on such matters.
Presence of Independent Registered Public Accountants Representatives of Grant Thornton LLP, Mace’s independent registered public accounting firm, will be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting, if they choose, and they are expected to be available to respond to stockholder questions.
The Stockholders As of the record date of October 21, 2005 there were ___shares of Mace common stock issued and outstanding. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose relating to the Annual Meeting for ten days prior to the meeting during ordinary business hours at Mace’s headquarters located at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054.

Voting at the Annual Meeting
You are entitled to one vote for each share of Mace common stock that you owned of record at the close of business on October 21, 2005. The presence, in person or by proxy, of the holders of a majority of shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions are counted as “shares present” at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote “against” any matter to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes”) are considered “shares present” at the meeting for purposes of determining whether a quorum exists. Broker non-votes will not affect the outcome of the vote on any matter unless the matter requires the affirmative vote of a majority of the outstanding shares and in such case will have the effect of a vote “against” that matter.
The five nominees for director receiving the highest number of affirmative votes shall be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors. The other proposals require the approval of a majority of all shares of Mace common stock entitled to vote for such proposals that are represented at the Annual Meeting in person or by proxy.
How To Vote Your Shares
     You may vote in one of two ways:
•	return your completed, signed and dated proxy card before the Annual Meeting; or

•	cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your stockbroker if you hold your shares in street name).
Voting By Proxy The proxy card has simple instructions. By returning a completed proxy card before the Annual Meeting, you will direct the appointed persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Ronald R. Pirollo will serve as your proxies for the Annual Meeting. If you complete the entire proxy card except for the voting instructions, then the proxies will vote your shares for the election of the nominated directors, for the ratification of Grant Thornton LLP as Mace’s independent registered public accounting firm, and for the approval of the amendment to the Amended and Restated Certificate of Incorporation. If any nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for any substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.
How To Revoke Your Proxy You may revoke your proxy at any time before it is exercised at the Annual Meeting by any of the following means:
•	notifying Mace’s Secretary in writing (notice to be sent to Mace’s executive offices, the address for which is located on the first page of this proxy statement);

•	submitting another proxy card with a later date; or

•	attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).

THE PROPOSALS

Proposal 1. Election of Directors

Election of five directors to the Board of Directors for one-year terms and until their respective successors are duly elected and qualified.

Nominees

Louis D. Paolino, Jr.	Constantine N. Papadakis, Ph.D.
Mark S. Alsentzer	Matthew J. Paolino
Burton Segal

About the Nominees
Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal currently serve on the Board of Directors. Each nominee indicated that he will serve on the Board, if elected. Biographical information for each nominee appears below.

Louis D. Paolino, Jr.
Age:	49
Director Since: Principal Occupation:	May 24, 1999
May 24, 1999-Present	President and Chief Executive Officer of Mace

July 1, 1999-Present	Chairman of the Board of Mace

Recent Business Experience:
June 1996-December 1998	Chairman of the Board, President and Chief Executive Officer of Eastern Environmental Services, Inc. (a waste management company)

Mark S. Alsentzer
Age:	50
Director Since:	December 15, 1999
Principal Occupation:
December 1996-Present	Director, U.S. Plastic Lumber Corporation (a plastic lumber and recycling company)

Recent Business Experience:
December 1996- July 2004	President and Chief Executive Officer of U.S. Plastic Lumber Corporation

1992-December 1996	Vice President of Republic Environmental System, Inc. (an environmental services company)

Other Directorships:	U.S. Plastic Lumber Corporation

Involvement in Certain Legal Proceedings:	On July 23, 2004, U.S. Plastic Lumber Corporation filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. At the time of the Chapter 11 filing, Mark S. Alsentzer, a director of Mace, was Chairman, President and Chief Executive Officer of U.S. Plastic Lumber Corporation. Mr. Alsentzer currently remains a director of U.S. Plastic Lumber Corporation and is no longer Chairman, President or Chief Executive Officer.

Constantine N. Papadakis, Ph.D.
Age:	59
Director Since:	May 24, 1999
Principal Occupation:
1995-Present	President of Drexel University
Recent Business Experience:
1986-1995	Dean of the College of Engineering at the University of Cincinnati

Other Directorships:	Amkor Technologies, Inc., Aqua America, Inc., CDI, Inc. Met-Pro Corporation, The Philadelphia Stock Exchange, Sovereign Bank, the Judicial Council of the Supreme Court of Pennsylvania, the Opera Company of Philadelphia.
Matthew J. Paolino
Age:	41
Director Since:	July 1, 1999
Principal Occupation:
July 1, 1999-Present	Vice President of Risk Management and Asset Management of Mace

1994-Present	President of Premier Concrete, Inc. (a general contractor)
Recent Business Experience:
1996-December 1998	Vice President of Risk Management, Asset Management and Special Waste Divisions of Eastern Environmental Services, Inc. (a waste management company)

Other Information:	Mr. Paolino is the brother of Louis D. Paolino, Jr., Mace’s Chairman of the Board, President and Chief Executive Officer
Burton Segal
Age:	62

Director Since:	October 22, 2003

Principal Occupation:
1973- Present	Principal in the accounting firm of Segal, Brint & Company, LLC, Certified Public Accountants
The Board of Directors recommends that you vote FOR the election of Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal to Mace’s Board.

Proposal 2. Amendment of the Amended and Restated Certificate of Incorporation

Approval and adoption of an amendment to Mace’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.
The Board of Directors has unanimously approved and is proposing for stockholder approval an amendment to Mace’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.
     The Board of Directors is in favor of Proposal 2 for the following reasons:
•	The Board of Directors does not foresee a need in the near term to issue numbers of shares approaching the amounts that are currently authorized and unissued; and

•	Reducing the number of authorized shares will significantly reduce the amount of the franchise tax payable by Mace to the State of Delaware, where Mace is incorporated.
The approval and adoption of the amendment to reduce the number of authorized shares will not affect in any way the validity of currently outstanding stock certificates or shares reserved for issuance pursuant to outstanding warrants and the Company’s stock option plans and will not require you to surrender or exchange any stock certificates that you currently hold. The rights of the Company’s stockholders will not be affected by the decrease in the number of authorized shares of Common Stock and Preferred Stock. The general effect of the amendment will be to reduce the amount of authorized shares issuable by Mace which will reduce Mace’s Delaware franchise taxes.
The amendment to decrease the authorized stock is reflected in the Second Restated Certificate of Incorporation, attached as Appendix A to this proxy statement. If approved by the stockholders of Mace, the change to the number of authorized shares will be effected by filing the Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on or about November 30, 2005.
The Board of Directors recommends that you vote FOR approval and adoption of an amendment to Mace’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.

Proposal 3. Ratification of the Audit Committee’s Appointment of Independent Registered Public Accountants

Ratification of the Audit Committee’s appointment of Grant Thornton LLP as Mace’s Independent Registered Public Accounting Firm for fiscal year 2005.
The Audit Committee of the Board of Directors selects the independent registered public accounting firm to audit Mace’s books of account and other corporate records. The Audit Committee’s selection of Grant Thornton LLP to audit Mace’s books of account and other corporate records for 2005, which has been approved by the Board of Directors, is being submitted to you for ratification.
About Prior Audits
The rules and regulations of the Securities and Exchange Commission require Mace to make the following disclosures to you:
The reports of Grant Thornton LLP on Mace’s consolidated financial statements for the fiscal years ended December 31, 2004, 2003, 2002, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for each of the last three fiscal years, there have been no disagreements between Mace and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to refer to any such disagreements in their report on Mace’s consolidated financial statements for such years.
Audit Fees and Related Matters
Audit Fees. The Company was billed $230,988 by Grant Thornton LLP for the audit of Mace’s annual financial statements for the fiscal year ended December 31, 2004, and for the review of the financial statements included in Mace’s Quarterly Reports on Forms 10-Q filed during 2004. The Company was billed $158,983 by Grant Thornton LLP for the audit of Mace’s annual financial statements for the fiscal year ended December 31, 2003, and for the review of the financial statements included in Mace’s Quarterly Reports on Forms 10-Q filed during 2003. The fees above include $46,788 and $17,983 for principally Securities and Exchange Commission (“SEC”) compliance services, rendered by Grant Thornton LLP during 2004 and 2003, respectively.
Tax Fees. The Company was billed $17,684 and $20,260 for tax compliance services rendered by Grant Thornton LLP during 2004 and 2003, respectively.
Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of Mace’s independent registered public accounting firm, Grant Thornton LLP. The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
Presence of Independent Registered Public Accountants
Representatives of Grant Thornton LLP will be at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
The Board of Directors recommends that you vote FOR the ratification of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2005.

ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
About the Board and its Committees
Mace’s Board is currently comprised of five directors: Louis D. Paolino, Jr., Mark S. Alsentzer, Constantine N. Papadakis, Ph.D., Matthew J. Paolino, and Burton Segal. Each director position is elected annually for a one-year term.
At a Board meeting held on September 26, 2003, the Board voted to decrease the size of the Board to five directors, effective with the election of directors at the 2003 Annual Meeting. At the September 26, 2003 Board meeting the directors also voted to adopt Corporate Governance Guidelines. The Corporate Governance Guidelines provide that a majority of the Company’s directors should be independent, as established by the rules of the NASDAQ Stock Market, and set forth other corporate governance requirements. The Board has determined that Messrs. Segal and Alsentzer and Dr. Papadakis are independent under these rules. In addition, all of the Audit Committee members are independent under the Audit Committee independence standards established by the NASDAQ Stock Market and the rules promulgated by the SEC. The Board has an Audit Committee, a Compensation Committee, a Nominating Committee and an Ethics and Corporate Governance Committee. All of the committees of the Board are governed by a charter and such charters, along with the Company’s Corporate Governance Guidelines, are posted on the Company’s website at www.mace.com. In addition, the Audit Committee Charter was included as Appendix B to our definitive 2003 Proxy Statement filed with the SEC on November 18, 2003.
Mace’s Board held 21 formal meetings during 2004. During 2004, all directors attended at least 75% of the aggregate of Mace’s Board meetings and the meetings of the committees of the Board on which they served. All members of the Audit Committee, Compensation Committee, Nominating Committee, and the Ethics and Corporate Governance Committee are independent directors within the meaning of the NASDAQ Stock Market Rules. In addition to meeting as members of committees, the independent directors held two formal meetings in 2004 as independent directors. The Board has determined that Burton Segal is an Audit Committee financial expert as defined in the rules and regulations of the SEC and is “financially sophisticated” for the purposes of the NASDAQ Stock Market Rules. The following chart describes the composition and functions of the Board committees.

BOARD COMMITTEES
No. of Meetings
Committee	Members	Held in 2004	Functions

Audit	Burton Segal* Mark S. Alsentzer Constantine N. Papadakis, Ph.D.	8	• •	Selection of independent registered public accounting firm.
Confers with independent registered public accounting firm and internal personnel on the scope of registered public accounting firm’ examinations.
			•	Reviews internal controls and procedures.
			•	Reviews related party transactions.

Compensation	Burton Segal		•	Recommends executive compensation to the Board.
	Mark S. Alsentzer	2	•	Administers Mace’s Nonqualified Stock Option Plan.
	Constantine N. Papadakis, Ph.D.*		•	Administers Mace’s 1999 Stock Option Plan.
			•	Administers director compensation.

Nominating	Burton Segal Mark S. Alsentzer*	1	•	Develop and recommend to the Board criteria for the selection of new directors to the Board.
	Constantine N. Papadakis, Ph.D.		•	Seek candidates to fill vacancies in the Board.
			•	Retain and terminate a search firm to be used to identify director candidates.
			•	Recommend to the Board a process for evaluating the performance of the Board.
			•	Recommend to the Board nominees for election as directors at the annual meeting of shareholders.
			•	Recommend to the Board nominees for appointment to committees of the Board.

BOARD COMMITTEES
No. of Meetings
Committee	Members	Held in 2004	Functions

Ethics and Corporate Governance	Burton Segal* Mark S. Alsentzer Constantine N. Papadakis, Ph.D.	_	•	Recommends to the Board changes to the Company’s Code of Ethics and Business Conduct, Insider Trading Policy and Corporate Disclosure Policy.
			•	Monitors employee compliance with the Code of Ethics and Business Conduct Policy, Insider Trading Policy and Corporate Disclosure Policy.
			•	Reviews along with the Audit Committee allegations of wrongdoing concerning directors and the Chief Executive Officer.
			•	Recommends to the Board concerning responses to inquiries by regulatory authorities relating to the Company’s Code of Ethics and Business Conduct, Insider Trading Policy and Corporate Disclosure Policy.

*	Designates Chairman of Committee
Nominating Committee Policies
The Nominating Committee considers candidates for Board membership suggested by its members, other Board members and management. The Nominating Committee has authority to retain a search firm to assist in the identification of director candidates. In selecting nominees for director, the Nominating Committee considers a number of factors, including, but not limited to:
•	whether a candidate has demonstrated business and industry experience that is relevant to the Company, including recent experience at the senior management level (preferably as chief executive officer or in a similar position) of a company as large or larger that the Company;
•	the candidate’s ability to meet the suitability requirements of all relevant regulatory agencies;
•	the candidate’s ability to represent interests of the stockholders;
•	the candidate’s independence from management and freedom from potential conflicts of interest with the Company;
•	the candidate’s financial literacy, including whether the candidate will meet the audit committee membership standards set forth in the Marketplace Rules;
•	whether a candidate is widely recognized for his or her reputation, integrity, judgment, skill, leadership ability, honesty and moral values;
•	the candidate’s ability to work constructively with the Company’s management and other directors; and
•	the candidate’s availability, including the number of other boards on which the candidate serves, and his or her ability to dedicate sufficient time and energy to his or her board duties.
During the process of considering a potential nominee, the Committee may request additional information concerning, or an interview with, the potential nominee. Pursuant to our Corporate Governance Guidelines, no director may be nominated to a new term if he or she would be age 70 or older at the time of election.
The Nominating Committee will also consider recommendations by stockholders of nominees for directors to be elected at the Company’s annual meeting of stockholders, if they are received on or before September 1 of the year of the meeting. In evaluating nominations received from stockholders, the Committee will apply the same criteria and follow the same process used to evaluate candidates recommended by members of the Nominating Committee. Stockholders wishing to recommend a nominee for director are to submit such nomination in writing, along with any other supporting materials the stockholder deems appropriate, to the Secretary of the Company at the Company’s headquarters at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054.

Stockholder Access Policy
Stockholders who wish to communicate with directors should do so by writing to the Company’s Secretary, Robert M. Kramer, at the Company’s headquarters at 1000 Crawford Place, Mt. Laurel, New Jersey 08054. The Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Board committees or that he otherwise determines requires their attention. Directors may at any time review all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Company’s Audit Committee.
Director Attendance at Annual Meetings
The Company encourages all of its directors to attend the Company’s annual meeting of stockholders. Last year, no directors attended the Company’s 2004 annual meeting of stockholders.
Director Compensation
Prior to June 30, 2004, Mace did not pay fees to directors, but paid non-employee directors reasonable travel and out-of-pocket expenses relating to their attendance at meetings. On June 29, 2004, the Independent Directors approved a compensation package for the Independent Directors consisting of (a) an annual fee of $4,000, prorated for partial years of service, (b) a $750 fee for in-person attendance at each Board meeting, and (c) a $300 fee for in-person attendance at each committee meeting.
On August 10, 2004, Mace’s outside directors, Mark S. Alsentzer, Burton Segal, and Constantine N. Papadakis, Ph.D., were each granted options to purchase 11,000 shares of Mace common stock at $3.04 per share for their service on the Board of Directors in 2004. Additionally, on November 2, 2004, Mark S. Alsentzer was granted options to purchase 25,000 shares of Mace common stock at $5.00 per share to compensate him for not being able to exercise a warrant for 25,000 shares prior to expiration due to the Company’s insider trading policy. On November 19, 2004, Louis D. Paolino, Jr., Matthew J. Paolino, Mark S. Alsentzer, Burton Segal, and Constantine N. Papadakis, Ph.D., were each granted options to purchase 14,000 shares of Mace common stock at $5.35 per share for their services on the Board of Directors in 2004.
All of the above grants were made under the 1999 Stock Option Plan.
Executive Officers and Directors
Set forth below is certain information concerning the executive officers and directors of Mace.

Name	Age	Position
Louis D. Paolino, Jr.	49	Chairman of the Board, President, and Chief Executive Officer
Robert M. Kramer	53	Executive Vice President, Chief Operating Officer of the Car and Truck Wash Segment, General Counsel, and Secretary
Gregory M. Krzemien	46	Chief Financial Officer and Treasurer
Ronald R. Pirollo	46	Chief Accounting Officer, Vice President and Corporate Controller
Matthew J. Paolino	41	Director and Vice President
Mark S. Alsentzer	50	Director
Burton Segal	62	Director
Constantine N. Papadakis, Ph.D.	59	Director

Compensation of Certain Executive Officers
The following table provides summary information concerning cash and certain other compensation paid or accrued by Mace to or on behalf of Mace’s Chief Executive Officer and each of the other most highly compensated executive officers of Mace whose compensation exceeded $100,000 (the “Named Executive Officers”) for the three years ended December 31, 2004.
SUMMARY COMPENSATION TABLE(1)

				Long-Term
				Compensation
				Awards
	Fiscal Year			Securities
NAME AND	ended	Annual Compensation		Underlying
PRINCIPAL POSITIONS	December 31,	Salary	Bonus	Options (#)
Louis D. Paolino, Jr.	2004	$400,000	$200,000	732,182
President, Chief Executive	2003	$346,769	—	150,000
Officer and Chairman of	2002	$320,000	—	87,500
the Board

Robert M. Kramer	2004	$163,438	—	112,500
Executive Vice President,	2003	$155,692	—	150,000
Chief Operating Officer of the	2002	$151,202	—	37,500
Car and Truck Wash Segment,
General Counsel and Secretary

Gregory M. Krzemien	2004	$144,485	—	50,000
Chief Financial Officer	2003	$135,492	—	150,000
and Treasurer	2002	$131,596	—	37,500

Ronald R. Pirollo	2004	$130,137	—	25,000
Chief Accounting Officer	2003	$118,427	—	100,000
and Corporate Controller	2002	$117,615	—	15,000

(1)	The columns captioned “Annual Compensation — Other Annual Compensation,” “Long-Term Compensation — Restricted Stock Awards,” “LTIP Payouts,” and “All Other Compensation” have been omitted because none of the Named Executive Officers received other annual compensation except for Mr. Paolino who receives a car at a lease cost of $1,500 per month. Additionally, the Company paid legal fees in 2004 to Mr. Paolino’s attorney of approximately $38,800 which were incurred in connection with Mr. Paolino’s obligation to file Form 4s and Schedule 13Ds in connection with his ownership of the Company’s common stock. The Company (i) made no restricted stock awards, and (ii) maintained no long-term incentive plan for any of the Named Executive Officers, in each case during the three fiscal years ended December 31, 2004. Additionally, the Company has not issued any stock appreciation rights (SARs) in any of the past three years.
Equity Compensation Plan Information
Stock options are issued under the 1999 Stock Option Plan at the discretion of the Compensation Committee to employees at an exercise price of no less than the then current market price of the common stock and generally expire ten years from the date of grant. Allocation of available options and vesting schedules are at the discretion of the Compensation Committee and are determined by potential contribution to, or impact upon, the overall performance of the Company by the executives and employees. Stock options are also issued to members of the Board of Directors at the discretion of the Compensation Committee. These options may have similar terms as those issued to officers or may vest immediately. The purpose of the 1999 Stock Option Plan, which has been approved by the stockholders of Company is to provide a means of performance-based compensation in order to provide incentive for the Company’s employees. Warrants have been issued in connection with the sale of the shares of the Company’s stock, the purchase and sale of certain businesses and to a director. The terms of the warrants have been established by the Board of Directors of the Company. Certain of the warrants have been approved by stockholders.

The following table sets forth certain information regarding the Company’s Stock Option Plan and warrants as of December 31, 2004.

(c)
		(b)	Number of securities
	(a)	Weighted average	remaining available for
	Number of securities to	exercise price of	future issuance under
	be issued upon exercise	outstanding	equity compensation plans
	of outstanding options,	options, warrants	(excluding securities
Plan Category	warrants and rights	and rights	reflected in column (a))
Equity compensation plans approved by stockholders	2,971,264	$4.03	4,123,550

Equity compensation plans not approved by stockholders	433,000	$8.02	N/A
Option and Warrant Grants in Last Fiscal Year
The following table sets forth certain information concerning individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2004.
OPTION GRANTS IN LAST FISCAL YEAR (1)
(Individual Grants)

		% of Total			Potential Realizable
	Number of	Options			Value at Assumed Rates
	Securities	Granted to	Exercise		of Stock Price
	Underlying	Employees	Price		Appreciation for Option
	Options	in Fiscal	Per	Expiration on	Term
Name	Granted	Year (1)	Share	Date	5%	10%
Louis D. Paolino, Jr.	568,182	37.7%	$4.21	11/02/14	$1,505,682	$3,812,501
	164,000	10.9%	$5.35	11/19/14	$551,040	$1,398,920

Gregory M.Krzemien	50,000	3.3%	$5.35	11/19/14	$168,000	$426,500

Robert M. Kramer	37,500	2.5%	$4.21	11/02/14	$99,375	$251,625
	75,000	4.9%	$5.35	11/19/14	$252,000	$639,750

Ronald R. Pirollo	25,000	1.7%	$5.35	11/19/14	$84,000	$213,250

(1)	The Company granted options to employees and directors to purchase a total of 1,506,182 shares of common stock during the fiscal year ended December 31, 2004. All of these grants were made at exercise prices equal to the fair market value of the common stock at the date of grant and vested either immediately or over various future periods up to three years.
Aggregated Option and Warrant Exercises in Last Fiscal Year
The following table sets forth certain information regarding stock options held by the Named Executive Officers during the fiscal year ended December 31, 2004, including the number and value of exercisable and unexercisable stock options as of December 31, 2004. No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2004. In-the-money options are those for which the fair market value of the underlying securities exceeds the exercise price of the option. The closing transaction price of the Company’s common stock on December 31, 2004 was $4.80 per share.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

	Number of Securities		Value of Unexercised
	Underlying Unexercised Options		In-the-money Options/
	at Fiscal Year End 2004		SARs at Fiscal Year End
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Louis D. Paolino, Jr.	899,682	75,000	$1,081,915	$—
Gregory M. Krzemien	325,000	25,000	$784,750	$—
Robert M. Kramer	417,500	37,500	$818,063	$—
Ronald R. Pirollo	187,500	12,500	$450,350	$—
Employment Agreements
Louis D. Paolino, Jr., Employment Agreement
Mace currently employs Louis D. Paolino, Jr., as its President and Chief Executive Officer under a three-year employment agreement dated August 12, 2003. The principal terms of the employment agreement include: annual salary of $400,000; a car allowance not to exceed $1,500 per month; provision of certain medical and other employee benefits; prohibition against competing with Mace during employment and for a three-month period following a termination of employment; and a $2.5 million payment in the event that Mr. Paolino’s employment is terminated for certain reasons set forth in the employment agreement. The termination payment is not due in the event of termination due to death or disability or certain prohibited conduct, as more fully set forth in the employment agreement. The termination payment is due if Mr. Paolino is terminated for unsatisfactory job performance. The employment agreement also entitles Mr. Paolino to a $2.5 million change-of-control bonus.
Other Executive Employment Agreements
The primary terms of the employment agreements for Robert M. Kramer, Gregory M. Krzemien, and Ronald R. Pirollo expired on March 26, 2003. Messrs. Kramer and Krzemien are working on a month-to-month, at-will basis. Mr. Pirollo or the Company may terminate Mr. Pirollo’s employment at any time. Under the prior employment agreements, Mace granted to each of these executive officers options to purchase shares of Mace common stock at $5.375 per share that vested over a period of four years. The table below discloses the current salary and initial option grants for these executive officers.

		Current	Initial
Name	Office	Annual Salary	Option Grant
Robert M. Kramer	Chief Operating Officer of the Car and Truck Wash Segment,Executive Vice President, General Counsel and Secretary	$210,000	100,000

Gregory M. Krzemien	Chief Financial Officer and Treasurer	$200,000	62,500

Ronald R. Pirollo	Chief Accounting Officer and Corporate Controller	$160,000	25,000

Biographical Information for Non-Director Executive Officers
Set forth below is certain biographical information about the executive officers of Mace who are not nominees to the Board:

Robert M. Kramer
Age:	53
Principal Occupation:
May 24, 1999-Present	Executive Vice President, General Counsel, Secretary of Mace, and, since September 2000, Chief Operating Officer of the Car and Truck Wash Segment.

Recent Business Experience:
1989-August 2000	Sole shareholder of Robert M. Kramer & Associates, P.C.
June 1996-December 1998	Executive Vice President, General Counsel, and Secretary of Eastern Environmental Services, Inc. (a waste management company)

Gregory M. Krzemien
Age:	46
Principal Occupation:
May 24, 1999-Present	Chief Financial Officer and Treasurer of Mace
Recent Business Experience:
August 1992-December 1998	Chief Financial Officer and Treasurer of Eastern Environmental Services, Inc.

Ronald R. Pirollo
Age:	46
Principal Occupation:
July 1, 1999-Present	Chief Accounting Officer, Vice President and Controller of Mace
Recent Business Experience:
July 1997-December 1998	Controller of Eastern Environmental Services, Inc.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires Mace’s directors and executive officers, as well as persons beneficially owning more than 10% of Mace’s outstanding shares of common stock and certain other holders of such shares (collectively, “Covered Persons”), to file with the Commission and the NASDAQ Stock Market (the “NASDAQ”), within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of common stock and other equity securities of Mace. Based upon Mace’s review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to Mace’s knowledge, all of the Section 16(a) filings required to be made by the Covered Persons with respect to 2004 were made on a timely basis.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Company’s Board of Directors consisted of directors Burton Segal, Mark Alsentzer, and Constantine N. Papadakis, Ph.D. No executive officer of Mace served as a director or compensation committee member of any entity of which Messrs. Segal or Alsentzer or Dr. Papadakis was an executive officer or director.

Compensation Committee Report on Executive Compensation
The Compensation Committee of the Company’s Board of Directors consisted of directors Burton Segal, Mark Alentzer, and Constantine N. Papadakis, Ph.D.
The following report of the Compensation Committee is required by the rules of the United States Securities and Exchange Commission to be included in the Company’s Proxy Statement or the Company’s Annual Report on Form 10-K and addresses the Company’s executive compensation policies for the fiscal year ended December 31, 2004. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, by virtue of any general statement in such filing incorporating this Form 10-K by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.
General. The Company’s compensation policies for executives are intended to further the interests of the Company and its stockholders by encouraging growth of its business through securing, retaining, and motivating management employees of high caliber who possess the skills necessary to the development and growth of the Company.
The Company’s current compensation package consists of three components: base salaries, bonuses and stock options Together these elements comprise total compensation value. The total compensation paid to the Company’s executive officers is influenced significantly by the need (i) to attract management employees with a high level of expertise, and (ii) to motivate and retain key executives for the long-term success of the Company and its stockholders.
Compensation for 2004
In 2004, Mace focused its management efforts on maximizing operating profits from its Car and Truck Wash Segment and continuing the growth of its Security Segment. Additionally, the financing and re-financing of the Company’s long- term debt demanded significant time and attention. Management also successfully increased the Company’s cash position from $3.4 million at December 31, 2003 to $14.5 million at December 31, 2004. The cash position was increased by the Company’s sale of common stock and a transaction with Price Legacy Corporation that paid the Company $8.95 million for removal of a contractual restriction on 1.75 million shares owned by Price Legacy Corporation. The Compensation Committee considered these numerous factors and the Company’s financial results in formulating its executive compensation policies and practices for fiscal 2004. The Committee also considered the Amper, Politziner and Mattia, P.C. study of compensation levels dated May 2004 for each executive position when determining compensation.
The May 2004 compensation study by Amper, Politziner and Mattia, P.C. concluded that the total compensation package for Mr. Paolino fell below the peer group median. After considering all factors, Mr. Paolino was granted 150,000 options on November 19, 2004 and a $200,000 bonus on February 14, 2005. The bonus and 150,000 options were granted for Mr. Paolino’s 2004 performance. Mr. Paolino’s base salary remained the same at $400,000. In 2004, Mr. Paolino also received a grant of 568,182 options. The 568,182 option grant was made to compensate Mr. Paolino for not being able to exercise a warrant for 568,182 shares prior to its expiration due to the Corporation’s insider trading policy. The options granted have an exercise price equal to the market price at the date of grant. The Compensation Committee’s basis for the 150,000 option award and bonus awarded to Mr. Paolino was Mr. Paolino’s success in improving the Company’s cash position in 2004 and in achieving 198% growth in the Security Segment’s revenues from 2003 to 2004. Mr. Paolino’s total compensation for 2004 places his compensation above the 75th percentile of the companies surveyed by Amper, Poliziner & Mattia, P.C.. The Committee believes that Mr. Paolino’s compensation is appropriate in the context of (i) the Company’s 2004 results, and (ii) compensation packages of chief executive officers at comparable companies.
The May 2004 compensation study concluded that the cash compensation of Mr. Kramer, Mr Krzemien and Mr. Pirollo fell below the peer group’s 25th percentile. In November, 2004, Mr. Kramer’s cash compensation was increased by $54,000 to a total of $210,000 and Mr. Kramer was granted 75,000 stock options, Mr. Krzemien’s cash compensation was increased by $65,000 to a total of $200,000 and Mr. Krzemien was granted 50,000 stock options and Mr. Pirollo’s cash compensation was increased by $40,000 to a total of $160,000 and he was granted 25,000 stock options. Messrs. Kramer, Krzemien and Pirollo did not receive a cash compensation increase since April 2002. With the cash compensation increase, Mr. Kramer’s and Mr. Krzemien’s cash compensation was slightly below the peer group’s 25th percentile and Mr. Pirollo’s cash compensation was slightly above the 25th percentile. Additionally, Mr. Kramer was granted 37,500 options in 2004 to compensate him for not being able to exercise a warrant for 37,500 shares prior to its expiration due to the Corporation’s insider trading policy. All options granted to Mr. Kramer, Mr. Krzemien and Mr. Pirollo have an exercise price equal to the market price at the date of grant. The total compensation for Mr. Kramer, Mr. Krzemien and Mr. Pirollo for 2004 was between the median and the 75th percentile of peer companies surveyed.
Base Compensation. The Committee established annual base salary levels for its executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Committee has used comparative data provided by Amper, Politziner and Mattia, P.C. For 2004, the Company has maintained base cash compensation levels for Mr. Paolino near the median of the peer companies surveyed and for Mr. Kramer, Mr. Krzemien and Mr. Pirollo near the 25th percentile of peer companies. Peer companies included companies providing consumer services on a national basis. The primary terms of the employment agreements of Mr. Kramer, Mr. Krzemien, and Mr. Pirollo expired on March 26, 2003. Messrs. Kramer and Krzemien are working on a month-to-month at will-basis. Mr. Pirollo or the Company may terminate Mr. Pirollo’s employment at any time.
Stock Options. The Company grants stock options to its executive management under its 1999 Stock Option Plan. Option grants are intended to offer significant returns if the Company is successful and, therefore, create significant incentives to devote the effort called for in order to implement the Company’s strategic plan. The Compensation Committee believes that executives’ interests are directly tied to enhanced stockholder value. Thus, stock options are used to provide the executive management team with a strong incentive to perform in a manner that should result in the long-term success of the Company.
Performance Bonuses. The Company maintains the option to supplement base compensation with awards of performance bonuses in the form of cash to reward efforts undertaken by its key executive officers which are extraordinary in nature.

The Compensation Committee of the Board of Directors Constantine N. Papadakis, Ph., D, Chairman Burton Segal Mark Alsentzer

Stock Performance Graph
The following line graph and table compare, for the five most recently concluded fiscal years, the yearly percentage change in the cumulative total stockholder return, assuming reinvestment of dividends, on the Company’s common stock with the cumulative total return of companies on the NASDAQ Stock Market and an index comprised of certain companies in similar service industries (the “Selected Peer Group Index”).(1)

(1)	The Selected Peer Group Index is comprised of securities of Lo-Jack Corporation and Precision Auto Care, Inc. There can be no assurance that the Company’s stock performance will continue into the future with the same or similar trends depicted by the graph above. The Company neither makes nor endorses any predictions as to future stock performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG MACE SECURITY
INTERNATIONAL, INC., THE NASDAQ MARKET INDEX, AND SELECTED PEER GROUP

	December 31,
	1999	2000	2001	2002	2003	2004
Mace Security International, Inc.	100.0	21.96	20.85	25.33	25.33	58.18
Selected Peer Group	100.0	107.32	77.60	70.66	115.87	174.23
NASDAQ Market Index	100.0	62.85	50.10	34.95	52.55	56.97
The Performance Graph set forth above shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act by virtue of any general statement in such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.
Audit Committee Report
The Audit Committee of Mace’s Board of Directors is composed of three independent directors, as defined by NASDAQ rules, and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is posted on the Corporation’s website at www.mace.com.
Mace’s management is responsible for the Company’s internal controls and the financial reporting process. Grant Thornton LLP, Mace’s independent registered public accounting firm, is responsible for performing an independent audit of Mace’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and review all related party transactions. In this context, the Audit Committee has met and held discussions with management and Grant Thornton LLP. Management has represented to the Audit Committee that Mace’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). Grant Thornton LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee discussed with Grant Thornton LLP that firm’s independence.
Based on the Audit Committee’s discussion with management and Grant Thornton LLP, and the Audit Committee’s review of management’s representation and Grant Thornton LLP’s report to the Audit Committee, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in Mace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004

The Audit Committee of the Board of Directors Burton Segal, Chairman Mark S. Alsentzer Constantine N. Papadakis, Ph.D.

THE PRINCIPAL STOCKHOLDERS OF MACE
The following beneficial ownership table sets forth information as of September 30, 2005, except for Langley Partners, L.P. which is based on their Schedule 13G/A filed on February 8, 2005, regarding beneficial ownership of shares of Mace common stock
•	each person who is known to Mace to own beneficially more than 5% of the outstanding shares of Mace common stock, based upon Mace’s records or the records of the United States Securities and Exchange Commission;

•	each director of Mace;

•	each Named Executive Officer; and

•	all directors and executive officers of Mace as a group.
Unless otherwise indicated, to Mace’s knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of Mace common stock. Shares of Mace common stock subject to options or warrants exercisable within 60 days of September 30, 2005, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address of	Amount and Nature		Percentage of
Beneficial Owner	of Beneficial Ownership		Common Stock Owned (1)
Louis D. Paolino, Jr.	1,865,640	(2)	11.5%
1000 Crawford Place, Suite 400
Mt. Laurel, NJ 08054

Langley Partners, L.P.	1,179,900	(3)	7.6
535 Madison Avenue, 7th floor
New York, NY 10022

Mark S. Alsentzer	577,500	(4)	3.8

Matthew J. Paolino	283,354	(5)	1.9

Robert M. Kramer	524,824	(6)	3.3

Gregory M. Krzemien	375,250	(7)	2.4

Ronald R. Pirollo	205,000	(8)	1.3

Constantine N. Papadakis, Ph.D.	72,500	(9)	*

Burton Segal	25,000	(10)	*

All current directors and executive officers as a group (8 persons)	3,929,068	(11)	22.4

*	Less than 1% of the outstanding shares of Mace common stock.

(1)	Percentage calculation is based on 15,271,882 shares outstanding on September 30, 2005.

(2)	Includes options to purchase 974,682 shares.

(3)	Includes warrants to purchase 333,000 shares. Langley Capital, LLC is the general partner of Langley Partners, L.P. Jeffrey Thorp is the sole member and manager of Langley Capital, LLC. Langley Management, LLC is the investment manager of Langley Partners, L.P. Jeffrey Thorp holds a 99.9% membership interest in Langley Management, LLC and is the sole manager thereof. As a result, each of Langley Management, LLC, Langley Capital, LLC and Jeffrey Thorp are considered to share the power to vote or direct the vote of, and the power to dispose or direct the disposition of, the shares of Common Stock owned of record by Langley Partners, L.P.

(4)	Includes options to purchase 77,500 shares.

(5)	Includes options to purchase 81,500 shares.

(6)	Includes options to purchase 455,000 shares.

(7)	Includes options to purchase 350,000 shares.

(8)	Includes options to purchase 200,000 shares.

(9)	Represents options to purchase 72,500 shares.

(10)	Represents options to purchase 25,000 shares.

(11)	See Notes 2, 4, 5, 6, 7, 8, 9 and 10 above.

ADDITIONAL INFORMATION
Certain Relationships and Related Party Transactions
From November, 2001 through July 2002, the Company prepaid LP Learjets, LLC $5,109 per month for the right to use a Learjet 31A for 100 hours per year. LP Learjets, LLC is a company owned by Louis D. Paolino, Jr., the Company’s Chairman, Chief Executive Officer and President. When the Learjet 31A is used, the prepaid amount is reduced by the hourly usage charge as approved by the Audit Committee, and the Company pays to third parties unaffiliated with Louis D. Paolino, Jr., the direct costs of the Learjet’s per-hour use, which include fuel, pilot fees, engine insurance and landing fees. The balance of unused prepaid flight fees totaled $31,659 at September 30, 2005 and December 31, 2004.
From January 1, 2004 through September 30, 2005, Louis D. Paolino, Jr. purchased approximately $45,700 of the Company’s products at a discount from the prices charged to distributors. The total of the discount given to Mr. Paolino was approximately $18,700.
The Company’s Security Segment leases manufacturing and office space under a five-year lease with Vermont Mill, Inc. (“Vermont Mill”), which provided for monthly lease payments of $9,167 through November 2004. Vermont Mill is controlled by Jon E. Goodrich, a former director and current employee of the Company. The Company has exercised an option to continue the lease through November 2009 at a rate of $10,576 per month. The Company believes that the lease rate is lower than lease rates charged for similar properties in the Bennington, Vermont area. On July 22, 2002, the lease was amended to provide Mace the option and right to cancel the lease with proper notice and a payment equal to six months of the then current rent for the leased space occupied by Mace.
From January 1, 2004 through September 30, 2005, the Company’s Security Segment sold approximately $146,500 of electronic security equipment to two companies, each of which Louis Paolino, III, the son of the Company’s CEO, Louis D. Paolino, Jr., is a partial owner. The pricing extended to these companies is no more favorable than the pricing given to third party customers who purchase in similar volume. At September 30, 2005, $15,250 was owed from one of these companies to Mace.
On September 29, 2005, Louis Paolino III, the son of the Company’s Chief Executive Officer, Louis Paolino, Jr., purchased from the Company a warehouse bay in Hollywood, Florida that is no longer used in the Company’s operations for $306,000 in cash. The Company’s Audit Committee authorized the Company on February 14, 2005 to proceed with a sale of the warehouse property to Louis Paolino III for $306,000. The Company paid $256,688 for the property in 2003. The warehouse property was appraised by a third party independent appraiser on January 18, 2005 at an estimated market value of $306,000.
Deadline For Stockholder Proposals
June 28, 2006, is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in Mace’s Proxy Statement for Mace’s 2006 Annual Meeting of Stockholders, If any stockholder proposal is submitted after September 11, 2006, the Proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2006 Annual Meeting without any discussion of the matter in the Proxy Statement for that meeting.
Mace’s Annual Report
A copy of Mace’s 2004 Annual Report to Stockholders (including its Annual Report on Form 10-K, with financial statements and schedules, but excluding exhibits) accompanies this Proxy Statement, but it is not to be regarded as proxy solicitation material. Upon request and with the payment of a reasonable fee, Mace will furnish to record and beneficial holders of its common stock copies of exhibits to the Form 10-K. Direct all requests for copies of the above materials to Gregory M. Krzemien, Chief Financial Officer, at the offices of Mace set forth on page 1 of this proxy statement.

By Order of the Board of Directors,
Mt. Laurel, New Jersey	Robert M. Kramer
October ___, 2005

APPENDIX A
SECOND RESTATED
CERTIFICATE OF INCORPORATION
OF
MACE SECURITY INTERNATIONAL, INC.
     Mace Security International, Inc., a Delaware corporation (the “Corporation” or “Company”) does hereby amend and restate its Certificate of Incorporation, pursuant to the provisions of Section 242 and Section 245 of the Delaware General Corporation Law as set forth below:
     1. The name of the Corporation is “Mace Security International, Inc.”. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of Delaware was September 16, 1993.
     2. An Amended and Restated Certificate of Incorporation was filed by the Secretary of State of Delaware on December 28, 1999 and two separate amendments to the Amended and Restated Certificate of Incorporation were filed by the Secretary of State on February 12, 2001 and December 17, 2002, respectively.
     3. The amendment being made by this Second and Restated Certificate is changing the first sentence of Article Fourth to decrease the authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.
     4. The text of the Certificate of Incorporation of the Corporation is hereby restated to read in its entirety as follows:
FIRST: The name of the Corporation is Mace Security International, Inc.
SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company, in the County of New Castle.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.
FOURTH: The total number of shares of capital stock that the Company shall have authority to issue is Thirty Five Million (35,000,000) shares of Common Stock, par value $.01 per share (the “Common Stock”) and Five Million (5,000,000) shares of Preferred Stock (the “Preferred Stock”). The terms and conditions of the Common Stock and the Preferred Stock shall be as follows:
(a) Common Stock.

     (1) All outstanding shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges. The holders of shares of Common Stock shall have no preemptive or preferential rights of subscription to any shares of any class of capital stock of the Corporation.
     (2) When and if dividends or distributions are declared on outstanding shares of Common Stock, whether payable in cash or in shares of Common Stock, all holders of stock shall be entitled to share equally in such dividends and distributions.
     (3) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of outstanding shares of Common Stock shall be entitled to share equally in the assets of the Corporation to be distributed among the holders of shares of the Common Stock.
     (4) The holders of outstanding shares of Common Stock shall have the right to vote on (or, as provided by law, take action by consent with respect to) the election and removal of the directors of the Corporation and on, and with respect to, all other matters to be voted on or consented to by the stockholders of the Corporation, and each holder shall be entitled to one vote for each share of Common Stock held. Except as otherwise provided by law or by the terms of a class or series of the Preferred Stock fixed by a resolution or resolutions of the Board of Directors adopted pursuant to paragraph (b) below, the holders of shares of Preferred Stock shall not have any right to vote on, or consent with respect to, any matters to be voted on or consented to by the stockholders of the Corporation and the shares of Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters.
     (b) Preferred Stock. Shares of Preferred Stock of the Company may be issued from time to time in one or more classes or series, each of which shall have such distinctive designation or title as shall be fixed by the Board of Directors of the Corporation prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such other relative rights, powers and preferences, including, without limitation, rights to dividends, conversion rights, if any, redemption price and liquidation preference, and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issuance of such class or series as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware. Except as expressly provided in such resolution or resolutions or as required by law, the holders of Preferred Stock shall have no rights as stockholders of the Corporation.
FIFTH: In furtherance and not in limitation of the general powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation, except as specifically otherwise provided therein.

SIXTH: A director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that Section 102 (b)(7) (or any successor provision) of the Delaware General Corporation Law, as amended from time to time, expressly provides that the liability of a director may not be eliminated or limited. No amendment or repeal of this Artical Sixth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment of repeal.
     5. The stockholders of the Company, at an annual meeting of stockholders called and held upon notice properly given in accordance with Section 222 of the Delaware General Corporation Law, have adopted and approved this Amended and Restated Certificate of Incorporation in accordance with the provisions of Section 212 of the Delaware General Corporation Law.
     6. This Second Restated Certificate of Incorporation has been duly adopted and approved in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.
     IN WITNESS WHEREOF, the Corporation has caused this Second Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation this ___day of November 2005.

MACE SECURITY INTERNATIONAL, INC.
By:

MACE SECURITY INTERNATIONAL, INC.
1000 CRAWFORD PLACE, SUITE 400
MT. LAUREL, NEW JERSEY 08054

PROXY — Annual Meeting of Stockholders — November 30, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gregory M. Krzemien and Ronald R. Pirollo severally as proxies, each with the power to appoint his substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Mace Security International, Inc. (“Mace”) held of record by the undersigned on October 21, 2005, at the Annual Meeting of Stockholders to be held on November 30, 2005, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 1; IN FAVOR OF PROPOSALS 2 AND 3; AND IN ACCORDANCE WITH THE PROXIES’ JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued, and to be signed, on Reverse Side)

☒	Please mark your vote as in this example

		FOR all nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY To vote for all nominees listed at right	Nominees: Louis D. Paolino, Jr. Mark S. Alsentzer Constantine N. Papadakis, Ph.D. Matthew J. Paolino Burton Segal	2.	Approval and adoption of an amendment to Mace’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 to 35,000,000 and decrease the number of authorized shares of Preferred Stock from 10,000,000 to 5,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1.	ELECTION OF DIRECTORS	☐	☐		3.	Ratification of the Board’s appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2005.	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee’s name below)

In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

     SIGNATURE                                                           DATE                                                           SIGNATURE                                                   DATE

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.